                    MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     MERCANTILE BANK NATIONAL ASSOCIATION
              MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                               TOTAL YEAR 2000

Under the Amended and Restated Pooling and Servicing Agreement dated as of May 10, 1995 (the "Master Agreement"), by and between Mercantile Bank National Association ("Mercantile"), as Seller and Servicer, and Chase Manhattan Bank, as trustee, as supplemented by the Series 1995-1 Supplement dated as of May 10, 1995 (the "Supplement," and together with the Master Agreement, the "Agreement"), between Mercantile and the Trustee, Mercantile, as Servicer, is required to prepare certain information each year regarding current distributions to all Series 1995-1 Certificateholders. This relates to the Distribution Date (the "Distribution Date") and the performance of the Mercantile Credit Card Master Trust (the "Trust") during the prior Annual Period (the "Annual Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1)    The total amount of the distribution on the Distribution Date per $1,000
      original principal amount of the Class A Certificates                                                  $857.70
                                                                                                      ----------------
2)    The total amount of the distribution on the Distribution Date per $1,000
      original principal amount of the Class B Certificates                                                $1,061.95
                                                                                                      ----------------
3)    The amount of the distribution set forth in paragraph 1 above in respect of
      principal per $1,000 original principal amount of the Class A Certificates                             $833.33
                                                                                                      ----------------
4)    The amount of the distribution set forth in paragraph 2 above in respect of
      principal per $1,000 original principal amount of the Class B Certificates                           $1,000.00
                                                                                                      ----------------
5)    The amount of distribution set forth in paragraph 1 above in respect of
      interest per $1,000 original principal amount of the Class A Certificates                               $24.36
                                                                                                      ----------------
6)    The amount of distribution set forth in paragraph 2 above in respect of
      interest per $1,000 original principal amount of the Class B Certificates                               $61.95
                                                                                                      ----------------
7)    The aggregate principal receivables for the Trust as of the end of the last
      day of the annual period                                                                          $477,821,591
                                                                                                      ----------------
8)    The aggregate receivables for the Trust as of the end of the last day of the
      annual period                                                                                     $522,142,274
                                                                                                      ----------------
9)    The aggregate collections for the Trust with respect to the annual period                         $664,682,798
                                                                                                      ----------------
10)   The aggregate principal collections for the Trust with respect to the
      annual period                                                                                     $537,190,538
                                                                                                      ----------------
11)   The aggregate finance charges collections for the Trust with respect to the
      annual period                                                                                     $127,492,259
                                                                                                      ----------------
12)   The aggregate purchases made for the Trust with respect to the annual period                      $533,507,955
                                                                                                      ----------------
13)   The aggregate default of receivables for the Trust with respect to the
      annual period                                                                                      $28,130,677
                                                                                                      ----------------
14)   The aggregate credit recoveries for the Trust with respect to the
      annual period                                                                                       $1,122,340
                                                                                                      ----------------
15)   The aggregate amount of Collections of Receivables processed for the annual period which were allocated in respect of the Series 1995-1
      Certificates                                                                                      $482,808,019
                                                                                                      ----------------
16)   The aggregate amount of Collections of Principal Receivables processed during the annual period and allocated in respect of the Series
      1995-1 Certificates                                                                               $429,589,237
                                                                                                      ----------------

                                      1


                    MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     MERCANTILE BANK NATIONAL ASSOCIATION
              MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                               TOTAL YEAR 2000

17)   The aggregate amount of Reallocated Principal Collections with respect to the
      annual period                                                                                               $0
                                                                                                      ----------------
18)   The aggregate amount of Collections of Finance Charge Receivables processed
      during the annual period and allocated in respect of the Class A Certificates                      $33,828,614
                                                                                                      ----------------
19)   The aggregate amount of Collections of Finance Charge Receivables processed
      during the annual period and allocated in respect of the Class B Certificates                      $10,205,352
                                                                                                      ----------------
20)   The Principal Percentage(s) during the annual period                                  (Class A)          0.00%
                                                                                                      ----------------
                                                                                            (Class B)         52.63%
                                                                                                      ----------------
21)   The Floating Allocation Percentage(s) during the annual period                        (Class A)         21.56%
                                                                                                      ----------------
                                                                                            (Class B)          7.24%
                                                                                                      ----------------
22)   The aggregate outstanding balances of Accounts that are delinquent as of the end of the annual period are
                                                                                        (1 - 29 days)    $29,291,370
                                                                                                      ----------------
                                                                                       (30 - 59 days)    $12,181,757
                                                                                                      ----------------
                                                                                       (60 - 89 days)     $8,080,439
                                                                                                      ----------------
                                                                                      (90 - 119 days)     $6,244,344
                                                                                                      ----------------
                                                                                     (120 - 149 days)     $5,304,669
                                                                                                      ----------------
                                                                                     (150 - 179 days)     $4,917,136
                                                                                                      ----------------
                                                                                       (180 or more)              $0
                                                                                                      ----------------
23)   The Class A Investor Default Amount for the annual period is                                        $7,249,791
                                                                                                      ----------------
24)   The Class B Investor Default Amount for the annual period is                                        $2,250,616
                                                                                                      ----------------
25)   The aggregate amount of Class A Investor Charge-Offs for the annual
      period is                                                                                                   $0
                                                                                                      ----------------
26)   The aggregate amount of Class B Investor Charge-Offs for the annual
      period is                                                                                                   $0
                                                                                                      ----------------
27)   The aggregate amount of Class A Investor Charge-Offs reimbursed on the
      Distribution Date is                                                                                        $0
                                                                                                      ----------------
28)   The aggregate amount of Class B Investor Charge-Offs reimbursed on the
      Distribution Date is                                                                                        $0
                                                                                                      ----------------
29)   The amount of Class A Servicing Fee for the annual period is                                        $2,475,000
                                                                                                      ----------------
30)   The amount of Class B Servicing Fee for the annual period is                                          $733,333
                                                                                                      ----------------
31)   The Class A Pool Factor as of the Record Date for the Distribution Date                              0.0000000
                                                                                                      ----------------
32)   The Class B Pool Factor as of the Record Date for the Distribution Date                              0.0000000
                                                                                                      ----------------
33)   The Class A Invested Amount after giving effect to any payments on the
      Distribution Date is                                                                                        $0
                                                                                                      ----------------
34)   The Class B Invested Amount after giving effect to any payments on the
      Distribution Date is                                                                                        $0
                                                                                                      ----------------
35)   The amount, if any, by which the outstanding principal balance of the
      Class A Certificates exceeds the Class A Invested Amount after giving effect
      to any activity on the Distribution Date is                                                                 $0
                                                                                                      ----------------

                                      2


                    MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     MERCANTILE BANK NATIONAL ASSOCIATION
              MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                               TOTAL YEAR 2000

36)   The amount, if any, by which the outstanding principal balance of the
      Class B Certificates exceeds the Class B Invested Amount after giving effect
      to any activity on the Distribution Date is                                                                 $0
                                                                                                      ----------------
37)   The Available Cash Collateral Amount as of the close of business on the
      Distribution Date is                                                                                        $0
                                                                                                      ----------------
38)   The Collateral Invested Amount as of the close of business on the
      Distribution Date is                                                                                        $0
                                                                                                      ----------------
39)   The Available Enhancement Amount as of the close of business on the
      Distribution Date is                                                                                        $0
                                                                                                      ----------------
40)   The amount by which the Net Portfolio Yield for the prior annual period
      exceeds the Base Rate for such annual period                                                          12.9652%
                                                                                                      ----------------
41)   The amount of Interchange with respect to the annual period is                                      $2,552,609
                                                                                                      ----------------
42)   The Deficit Controlled Amortization Amount is                                                               $0
                                                                                                      ----------------


                                       MERCANTILE BANK NATIONAL ASSOCIATION
                                       as Servicer


                                       By: \s\ John Deibel
                                           --------------------------------

                                      3